UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2011

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of stockholders of EMRISE Corporation (the “Company”) was held on June 24, 2011 (the “Annual Meeting”).  The total number of shares represented at the Annual Meeting in person or by proxy was 8,640,952 of the 10,667,337 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below.  With respect to the election of Carmine T. Oliva as a Class III director to serve a three-year term on the Company’s Board of Directors, Mr. Oliva received the number of votes set forth opposite his name.

		Number of Votes
	Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
Election of Carmine T. Oliva	2,480,515	1,135,806	—	5,024,631

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of common stock from 150,000,000 to 75,000,000	8,502,035	102,695	36,222	—

Ratification of BDO USA, LLP, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2011	8,565,328	72,570	3,054	—

On the basis of the above votes, (i) Carmine T. Oliva was duly elected as a Class III director, (ii) the proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of common stock from 150,000,000 to 75,000,000 was approved, and (iii) the proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accountant to audit its consolidated financial statements for 2011 was adopted.

Item 8.01               Other Events.

On June 29, 2011, the Company issued a press release regarding the results of the Annual Meeting.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company, dated June 29, 2011.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011		EMRISE CORPORATION

	By:	/s/ Carmine T. Oliva
Carmine T. Oliva
Chairman of the Board and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated June 29, 2011.*

* Filed herewith.